SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust, hereby certifies, to the best of his knowledge, that the registrant’s report on Form N-CSRS for the six months ended November 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: January 27, 2021

By:
/s/ Andrew Owen

Andrew Owen
President
Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Securities and Exchange Commission.

Exhibit 99.906CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust, hereby certifies, to the best of her knowledge, that the registrant’s report on Form N-CSRS for the six months ended November 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: January 27, 2021

By:

/s/ Nancy Wiser

Nancy Wiser Treasurer Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Securities and Exchange Commission.

Exhibit 99.906CERT

SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C. § 1350, the undersigned officer of Wells Fargo Funds Trust, hereby certifies, to the best of his knowledge, that the registrant’s report on Form N-CSRS for the six months ended November 30, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: January 27, 2021

By:

/s/ Jeremy DePalma

Jeremy DePalma Treasurer Wells Fargo Funds Trust

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSRS with the Securities and Exchange Commission.

Exhibit 99.906CERT